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                                                                EXHIBIT 10.19

                                 LOAN AGREEMENT


     This Loan Agreement entered into this 30th day of September, 1996, by and between BARNETT BANK, N.A., a national banking association, whose mailing address is Post Office Box 678267, Orlando, Florida, 32867-8267, hereinafter referred to as "Lender"; ECKLER INDUSTRIES, INC., a Florida corporation, hereinafter referred to as "Borrower"; and RALPH H. ECKLER, individually, hereinafter referred to as "Guarantor", whose mailing address is 5200 South Washington Avenue, Titusville, FL 32780.

                              W I T N E S S E T H :

     WHEREAS, on the 30th day of September, 1996, Borrower executed a certain Promissory Note in the principal sum of $2,400,000.00, which Promissory Note is secured by a Mortgage and Security Agreement in favor of Lender, dated of even date herewith, said Mortgage and Security Agreement encumbering certain real property located in Brevard County, Florida, more particularly described on attached Exhibit "A"; and

          WHEREAS, as a condition of the aforementioned mortgage loan Lender required certain conditions and obligations of the Borrower; and

     WHEREAS, the Borrower has agreed that the conditions and obligations contained hereinafter should be conditions and obligations for the aforementioned mortgage loan; and

     WHEREAS, Lender and Borrower agree that the conditions and obligations contained hereinafter are a part of the Promissory


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Note executed by the Borrower in the same manner and effect as if stated
therein,

     IT  THEREFORE IS AGREED AS FOLLOWS:

          1. Borrower and Guarantor agree that so long as any indebtedness shall be due Lender from Borrower under this note, Barnett Bank,
               N. A. shall remain the primary bank of account for all operating account deposits of the Borrower and failure by Borrower to abide by the conditions of this clause shall constitute a default by Borrower under this note. All business operating accounts and all business merchant services shall be maintained with Barnett Bank,
               N. A., Central Florida.

           2. As requested from Lender from time to time, promptly furnish Lender with such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax payments and other reports with respect to Borrower's financial condition and business operations.

               3.   ADDITIONAL COVENANTS.

               (a) Borrower will submit 10-K's annually within ninety (90) days of Borrower's fiscal year end.

               (b)  Borrower will submit 10-Q's quarterly within


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               sixty (60) days of period end.

               (c) CPA audited fiscal year end statement shall be submitted to Lender within ninety (90) days of Borrower's fiscal year end.

               (d) Guarantor will provide to Lender annual personal financial statements in a form and content acceptable to Lender by August 31st of each year.

               (e) Guarantor will provide to Lender a copy of Guarantor's personal income tax return, including all schedules, immediately upon filing. In the event an extension is requested of IRS, then a copy of such extension request shall be submitted to Lender immediately upon filing.

               (f) If requested by Lender, evidence of paid ad valorem taxes shall be provided to Lender annually by May 1st of each year.

     NEGATIVE COVENANT ALLOWANCES:

               (a) Borrower will not create, incur or add additional indebtedness, except for trade debt, including capital leases without Lender's written consent.

               (b) Borrower will not permit any purchase money security interests without Lender's written consent.


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               (c)  Borrower will not enter into any operating leases as
               permitted indebtedness without Lender's written consent.

               (d) Borrower will not permit loans or investments to officers or shareholders without Lender's written consent.

               (e) Borrower will not pledge assets without Lender's prior written consent.

          4. FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios, which ratios are to be tested 3/31 and 9/30 of each year.

          Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than:

               Period                        Ratio
               ------                        -----
          At All Times                   $1,900,000.00

     Leverage Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than:

               Period                        Ratio
               ------                        -----
          At All Times                       2.5:1

     Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of:

               Period                        Ratio
               ------                        -----
          At All Times                       1.0:1


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     Fixed Charge Ratio.  Maintain a ratio of Adjusted Net Income to Fixed
Charges of not less than:

               Period                        Ratio
               ------                        -----
          At All Times        1.25:1 as of fiscal year end, de-
                              fined as earnings before interest,
                              deprecations, amortization and
                              taxes less dividends and bonuses
                              divided by principal and interest.

          5. Borrower may not make any distribution of dividends unless bank cash flow requirements are met and only to minimum cash flow level of 1.25:1 as defined above, and restricted to 50% of earnings.

          6. Notwithstanding anything to the contrary, or any other loan document in connection with the loan transaction Borrower's right to any advances under the Revolving Line of Credit is subject to a quarterly audit to be conducted by the "ABL" Department and which audit shall determine that Borrower is in compliance with all of the terms and conditions of this Loan Agreement as well as the terms and conditions of all other loan documents.

     For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets determined in accordance with GAAP (i.e., goodwill, trademarks, patents, copyrights, organizational


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expenses, and similar intangible items, but including leaseholds and leasehold improvements at book value) or Borrower less total Debt. The term "Debt" shall be determined in accordance with GAAP. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital" shall mean Borrower's current assets at lower of cost or current market value less amounts due from any officer, director, shareholder or any entity related by common control or ownership, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand, marketable securities, bank deposits and Borrower's receivables. The term "Adjusted Net Income" means net income after taxes plus depreciation, amortization, lease expense, and interest expense. The term "Fixed Charges" means interest expense plus lease expense, current maturities of long-term debt and current maturities of capital leases. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. The term "Senior Debt" shall mean Debt less Subordinated Debt. The term "Capital Funds" shall mean Tangible Net Worth plus Subordinated Debt. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP and certified by Borrower as being true and correct.


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     A default in any of the conditions of this Agreement shall constitute a default in the Mortgage.

     IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the day and year first above written.

                              BORROWER:

                                   ECKLER INDUSTRIES, INC.
                                   a Florida corporation


                              By:  /s/ RALPH H. ECKLER
________________________         _____________________________________
Witness Signature                  Ralph H. Eckler, President

________________________      Address:  5200 S. Washington Ave.
Print Witness Name                      Titusville, FL 32780


                              GUARANTOR:
________________________
Witness Signature
                                    /s/ RALPH H. ECKLER
                                  ____________________________________
________________________          Ralph H. Eckler, Individually
Print Witness Name


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                              LENDER:

                              BARNETT BANK, N.A.

                              By: /s/
________________________      _____________________________________
Witness Signature

________________________      Address:  707 Mendham Boulevard
Print Witness Name                      Suite 123
                                        Orlando, FL 32825-3262
________________________
Witness Signature

________________________
Print Witness Name


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